111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborfunds.com

Supplement to Statement of Additional Information dated March 1, 2021

May 20, 2021
Effective immediately, Spenser P. Lerner is a portfolio manager for Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, Harbor Target Retirement 2055 Fund and Harbor Target Retirement 2060 Fund (each, a “Target Retirement Fund”).
As of the close of business on April 26, 2021, Matthew G. Pallai no longer serves as portfolio manager to the Target Retirement Funds. All references in the Statement of Additional Information to Matthew G. Pallai are removed.

Effective immediately, the following is added to the “Other Accounts Managed” Section for the Harbor Target Retirement Funds found on pages 61 and is as of April 30, 2021:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR TARGET RETIREMENT FUNDS
Spenser P. Lerner, CFA
All Accounts	0	—$	0	—$	0	—$
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

The following is added to the “Securities Ownership” Section found on page 68:
As of April 30, 2021, Mr. Lerner beneficially owned shares of Harbor Target Retirement 2050 Fund with a value between $50,001 and $100,000.
Investors Should Retain This Supplement For Future Reference
S0521.SAI.0321-a